SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 30, 1998


                            CLAIRE TECHNOLOGIES, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)



NEVADA                    33-55254-33                87-0467224
------                    -----------                ----------
(State or other           (Commission File           (IRS Employer
jusisdiction               Number)                   Identification
of incorporation)                                    Number)



7373 NORTH SCOTTSDALE ROAD
SUITE B-169
SCOTTSDALE, ARIZONA                                  85253
-------------------                                  -----
(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code (602) 483-8700
                                                   --------------


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ITEM 6.  Resignations of Registrant's Director's

     On September 30, 1998, Jan Wallace resigned as President and Director of the Company. Copies of her letters of resignation to the Board of Directors and to the Shareholders are attached hereto as Exhibit A. She was succeeded by William H. Means, Jr. as President and Director of the Company and Dr. George A. Roundtree as Secretary/Treasurer and Director of the Company.


                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           (Registrant)CLAIRE TECHNOLOGIES, INC.

                                           /s/ Jan Wallace
                                           Jan Wallace
                                           President


Date:    September 30, 1998

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